NOV Inc. Second Quarter 2024 Earnings Presentation July 26, 2024

Safe Harbor / Forward-Looking Statements / Non-GAAP Financial Measures Statements in this presentation, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. Statements of hopes, beliefs, expectations, and predictions of future performance are subject to numerous risks and uncertainties, many of which are beyond the Company’s control. Actual results may differ materially from the results expressed or implied by the statements made herein or during any presentation of these materials. There are numerous factors that could adversely impact actual results, which include but are not limited to changes in the demand for or price of oil and/or natural gas; potential catastrophic events related to our operations, including weather events such as the effects of hurricanes and tropical storms or climate regulation; protection of intellectual property rights and against cyber-attacks; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration;  compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; risks of international operations, including risks relating to unsettled political conditions, war, the effects of terrorism, foreign exchange rates and controls, international trade and regulatory controls and sanctions, and doing business with national oil companies; changes in capital spending by customers; and delays or failures by customers to make payments owed to us and the resulting impact on our liquidity. NOV’s latest Form 10-K, Form 10-Q for the quarter, and other Securities and Exchange Commission filings and published statements contain additional information concerning important risk factors which could cause the company’s results to differ materially from those described in the forward-looking statements. NOV is not undertaking any obligation to revise or update publicly any forward-looking statements for any reason. This presentation contains certain confidential, proprietary, technical and/or financial information related to the Company’s business and operations, including information concerning the Company’s business plans, contractual relationships and financial structure. No part of this presentation may be disclosed to any third party without the prior written consent of the Company. This presentation contains certain forward-looking non-GAAP financial measures, including Adjusted EBITDA. The Company has not provided a reconciliation of projected Adjusted EBITDA. Management cannot predict with a reasonable degree of accuracy certain of the necessary components of net income, such as other income (expense), which includes fluctuations in foreign currencies. As such, a reconciliation of projected Adjusted EBITDA to projected net income is not available without unreasonable effort. The actual amount of other income (expense), provision (benefit) for income taxes, equity income in unconsolidated affiliates, depreciation and amortization, and other amounts excluded from Adjusted EBITDA could have a significant impact on net income. This presentation contains certain forward-looking non-GAAP financial measures, including Adjusted EBITDA. The Company has not provided a reconciliation of projected Adjusted EBITDA. Management cannot predict with a reasonable degree of accuracy certain of the necessary components of net income, such as other income (expense), which includes fluctuations in foreign currencies. As such, a reconciliation of projected Adjusted EBITDA to projected net income is not available without unreasonable effort. The actual amount of other income (expense), provision (benefit) for income taxes, equity income in unconsolidated affiliates, depreciation and amortization, and other amounts excluded from Adjusted EBITDA could have a significant impact on net income. Second Quarter 2024 Earnings Presentation © 2024 NOV Inc. All rights reserved.

   NOV delivers technology-driven solutions to empower the global energy industry. For more than 150 years, NOV has pioneered innovations that enable its customers to safely produce abundant energy while minimizing environmental impact. The energy industry depends on NOV’s deep expertise and technology to continually improve oilfield operations and assist in efforts to advance the energy transition towards a more sustainable future. NOV powers the industry that powers the world. Second Quarter 2024 Earnings Presentation © 2024 NOV Inc. All rights reserved. 3

Q2 2024 Consolidated Financial Results  1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See appendix for a reconciliation to the nearest GAAP measures. © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Revenue +6% YoY $2.2B Adjusted EBITDA1 12.7% Margin $281MM Cash Flow From Operations $350MM Free Cash Flow1 $432MM

Revenue from international markets1 44% Offshore & International Offshore and international development emerging as primary growth drivers Second Quarter 2024 Earnings Presentation © 2024 NOV Inc. All rights reserved. Revenue from offshore markets1 62% 1 For the quarter ended June 30, 2024

© 2024 NOV Inc. All rights reserved. Loading/offloading systems Process Solutions Chokes and boarding valves Aftermarket support and service Lifting and handling systems Composite pipe, structures, tanks Turret, swivel and moorings, chain stoppers and tensioners Flexible pipe systems and subsea structures Offshore Production Opportunity of $100MM - $700MM per FPSO depending on kit and operating environment Second Quarter 2024 Earnings Presentation

Q2 2024 Revenue1  $1.20B $1.05B Energy Products and Services Energy Equipment 2% 17.5% 8% 11.8% Year-Over-Year Revenue Adjusted EBITDA % 38% North America 62% International 56% Land 44% Offshore © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation $2.22B NOV 12.7% 6% 1 Form 10-Q for the quarter ended June 30, 2024.

Q2 2024 Revenue $1.05B Q2 2024 Adjusted EBITDA % 17.5% Energy Products and Services in millions 2Q24 Sequential Variance Year-Over-Year Variance Revenue $1,050 +3% +2% Adjusted EBITDA 184 +6% (7)% Adjusted EBITDA % 17.5% +40 bps -170 bps Revenue improved from strong demand in international and offshore markets, which more than offset declining North American activity. A less favorable sales mix led to the lower level of profitability compared to the prior year. © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Provides critical technologies consumed in the drilling and completion processes

Energy Products and Services © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation 48% Service & Rental 32% Capital Equipment 20% Product Sales Provides critical technologies consumed in the drilling, completion, and production processes

Higher revenue and profitability were the result of improved demand for aftermarket products and services, strong execution on the segment's improving capital equipment backlog, and cost savings initiatives. Energy Equipment in millions 2Q24 Sequential Variance Year-Over-Year Variance Revenue $1,204 +2% +8% Adjusted EBITDA 142 +19% +43% Adjusted EBITDA % 11.8% +170 bps +290 bps Ending Backlog 4,331 10% 12% Orders, net 977 151% 91% Book-to-Bill 177% © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Q2 2024 Revenue $1.20B Q2 2024 Adjusted EBITDA % 11.8% Designs, delivers, and supports advanced drilling, completion, and production solutions

Energy Equipment © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation 54% Capital Equipment 46% Aftermarket Designs, delivers, and supports advanced drilling, completion, and production solutions

Ensuring the healthy growth of our business while increasing capital returned to shareholders NOV expects to return 50% of Excess Free Cash Flow1 © 2024 NOV Inc. All rights reserved. 1 Excess Free Cash Flow is defined as cashflow from operations less capital expenditures and other investments, including acquisitions 2 Supplemental dividend is expected to be paid annually beginning in May 2025 to coincide with the annual shareholders meeting subject to the approval of the board of directors. Second Quarter 2024 Earnings Presentation Capital Allocation Priorities investment grade rating critical to business model <1x <2x Net debt Gross debt leverage ratio leverage ratio as of 2Q24 maintain our asset base and invest in organic growth opportunities $82MM 2Q24 capex driven by the build out of fleets of our new technologies accelerate strategic growth initiatives $176MM net proceeds from divesture of Pole Products business during 2Q24 sustainable increases to the base dividend, opportunistic share repurchases, and annual supplemental dividend2 $37MM shares repurchased in 2Q24 $1B share buyback authorization $0.075/share increased base dividend by 50% in June 2024 Balance Sheet Capex M&A Return Capital

© 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Framework Agreement for Wired Drill Pipe Services Signed framework agreement with Norwegian operator to outfit the operator’s North Sea rig fleet with NOV’s wired drill pipe technology and services NOV has been supporting the operator’s offshore drilling operations utilizing Downhole Broadband Solutions (DBS) wired drill pipe services to transmit real-time, broadband data from sensors across the bottom hole assembly, and along the drill string on a semisubmersible rig since 2019.

© 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Order for 300 Wind Towers Awarded an order to produce 300 onshore spiral-welded wind towers for a major wind turbine OEM On achieving this significant milestone, NOV elected to buy out the remaining interest in Keystone Tower Systems, completing the transaction during the second quarter. NOV plans to fully integrate the operation and leverage NOV’s capabilities to accelerate the commercialization of this proprietary manufacturing technology for the construction of wind towers.

© 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Order for a wind turbine installation vessel Awarded an order for a NG-20000 wind turbine installation vessel design and jacking system NOV secured a follow-up order for its proprietary NG-20000 wind turbine installation vessel (WTIV) design and jacking system, reaffirming NOV’s position as the industry standard for global offshore wind installation solutions. The NG-20000 vessel is designed to support the installation of 15 MW offshore wind turbines and foundations, as well as larger, future 20+MW turbine models.

Outlook: Q3 2024 and FY 2024 Year-Over-Year (3Q’23 vs 3Q’24) NOV Revenue Flat-to-up in the low single digit percent range Adj. EBITDA $270 million to $305 million EPS Revenue Flat-to-up in the low single digit percent range Adj. EBITDA $175 million to $190 million EE Revenue Flat-to-up a couple percent Adj. EBITDA $140 million to $160 million © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Year-Over-Year (FY’23 vs FY’24) NOV Revenue Growth in the low- to mid-single digit percent range Adj. EBITDA $1.10 to $1.18 billion Capex $330 million 1 Guidance is based on current outlook and plans and is subject to a number of known and unknown uncertainties and risks and constitutes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 as further described under "Safe Harbor / Forward Looking Statements / Non-GAAP Financial Measures". Actual results may differ materially from the guidance set forth above.

We power the industry that powers the world. © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Employees1 34K Locations 548 Countries 61 Market capitalization2 $7.5B Q2 2024 annualized Revenue $8.9B Q2 24 annualized Adjusted EBITDA $1.1B 1 Full time equivalent workers. 2 Market cap recorded as of July 19, 2024.

© 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation Appendix 18

# Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(Continued on next page)

| *in millions* | Three Months Ended June 30, 2024 | Three Months Ended June 30, 2023 | Three Months Ended March 31, 2024 | Six Months Ended June 30, 2024 | Six Months Ended June 30, 2023 |
|---|---|---|---|---|---|
| Operating profit: | | | | | |
| Energy Products and Services | $ 128 | $ 156 | $ 121 | $ 249 | $ 268 |
| Energy Equipment | 232 | 81 | 95 | 327 | 152 |
| Eliminations and corporate costs | (47) | (56) | (54) | (101) | (113) |
| Total operating profit | $ 313 | $ 181 | $ 162 | $ 475 | $ 307 |
| Operating profit %: | | | | | |
| Energy Products and Services | 12.2% | 15.2% | 11.9% | 12.0% | 13.6% |
| Energy Equipment | 19.3% | 7.3% | 8.1% | 13.7% | 7.0% |
| Eliminations and corporate costs | - | - | - | - | - |
| Total operating profit % | 14.1% | 8.6% | 7.5% | 10.9% | 7.6% |
| Other items, net: | | | | | |
| Energy Products and Services | $ 1 | $ (1) | $ — | $ 1 | $ (1) |
| Energy Equipment | (119) | (7) | (4) | (123) | (11) |
| Corporate | — | 1 | 1 | 1 | 1 |
| Total other items | $ (118) | $ (7) | $ (3) | $ (121) | $ (11) |
| (Gain)/loss on sales of fixed assets: | | | | | |
| Energy Products and Services | $ — | $ — | $ (1) | $ (1) | $ (3) |
| Energy Equipment | — | (1) | — | — | (3) |
| Corporate | — | 1 | — | — | 2 |
| Total (gain)/loss on sales of fixed assets | $ — | $ — | $ (1) | $ (1) | $ (4) |
| Depreciation & amortization: | | | | | |
| Energy Products and Services | $ 55 | $ 43 | $ 54 | $ 109 | $ 88 |
| Energy Equipment | 29 | 26 | 28 | 57 | 55 |
| Corporate | 2 | 2 | 1 | 3 | 5 |
| Total depreciation & amortization | $ 86 | $ 71 | $ 83 | $ 169 | $ 148 |
| Adjusted EBITDA: | | | | | |
| Energy Products and Services | $ 184 | $ 198 | $ 174 | $ 358 | $ 352 |
| Energy Equipment | 142 | 99 | 119 | 261 | 193 |
| Eliminations and corporate costs | (45) | (52) | (52) | (97) | (105) |
| Total Adjusted EBITDA | $ 281 | $ 245 | $ 241 | $ 522 | $ 440 |

© 2024 NOV Inc. All rights reserved.

Second Quarter 2024 Earnings Presentation 19

Reconciliation of Adjusted EBITDA to Net Income (Unaudited) (Continued from prior page) © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation     Three Months Ended     Six Months Ended       June 30,     March 31,     June 30,       2024     2023     2024     2024     2023   Adjusted EBITDA %:                               Energy Products and Services     17.5%     19.2%     17.1%     17.3%     17.9 % Energy Equipment     11.8%     8.9%     10.1%     11.0%     8.9 % Corporate     -       -       -       -       -   Total Adjusted EBITDA %     12.7%     11.7%     11.2%     11.9%     10.9 %                               Reconciliation of Adjusted EBITDA:                               GAAP net income attributable to Company   $ 226     $ 155     $ 119     $ 345     $ 281   Noncontrolling interests     (3)     2       2       (1)     1   Provision for income taxes     70       19       44       114       39   Interest expense     22       21       24       46       42   Interest income     (8)     (8)     (8)     (16)     (16) Equity income in unconsolidated affiliates     (8)     (37)     (29)     (37)     (85) Other expense, net     14       29       10       24       45   (Gain)/loss on sales of fixed assets     —       —       (1)     (1)     (4) Depreciation and amortization     86       71       83       169       148   Other items, net     (118)     (7)     (3)     (121)     (11) Total Adjusted EBITDA   $ 281     $ 245     $ 241     $ 522     $ 440   in millions

Reconciliation of Cash Flows from Operating Activities to Free Cash Flow (Unaudited) © 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation in millions     Three Months Ended     Six Months Ended       June 30,     June 30,       2024     2024     2023                       Total cash flows provided by (used in) operating activities   $ 432     $ 354     $ (274) Capital expenditures     (82)     (151)     (133) Free cash flow   $ 350     $ 203     $ (407)

© 2024 NOV Inc. All rights reserved. Second Quarter 2024 Earnings Presentation